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                                                                    EXHIBIT 99.1

** FINAL **

FOR IMMEDIATE RELEASE

                VELOCITA ANNOUNCES OPERATIONAL RESTUCTURING AND
                       RETENTION OF IMPALA PARTNERS, LLC.

FALLS CHURCH, VA, FEBRUARY 28, 2002 - Velocita Corp., a nationwide broadband networks provider, today announced it would restructure the operations of the company.

      This restructuring includes a re-sizing of the company that reduces the nationwide Velocita workforce by 181 employees, representing approximately 75 percent of its employees. The company announced it would continue to serve and support its current customer base and that it will continue the construction of its nationwide network, which is expected to be substantially complete by the end of the year. Velocita will also continue to sell dark fiber and various lit services.

      "These are difficult times and this restructuring involved some difficult decisions, especially in light of the tremendous contributions made by our employees," said Buddy Pickle, chief executive officer of Velocita. "Over the past weeks and months, we have explored a number of options and market opportunities, and have taken other aggressive actions to control costs in light of the current economy. Today's difficult move, which is necessary, represents the next step in that ongoing process."

      The company continues to explore its strategic alternatives and also announced that it has added Impala Partners LLC to its team of strategic and financial advisors. Impala Partners, based in Norwalk, Connecticut, will take a role in advising Velocita on strategic alternatives. The company announced last week that it retained UBS Warburg LLC to assist in a review of strategic opportunities.

ABOUT VELOCITA

      Velocita Corp. (www.velocita.com), based in the greater Washington, D.C. area, is a nationwide broadband networks provider serving communications carriers, Internet service providers, and corporate and government customers. Founded in 1998 as a facilities-based provider of fiber optic communications infrastructure, Velocita has agreements with AT&T to construct approximately half of AT&T's nationwide next generation fiber optic network of the future. These construction agreements with AT&T serve as the foundation for Velocita, formerly known as PF.Net, to grow and expand its own network, as well as add service offerings. Cisco Systems, Inc. provides all the optical and IP equipment to power Velocita's nationwide network. The Velocita network, currently expected to be substantially completed in 2002, will pass through 175 metropolitan areas including 40 of the top 50 MSAs, as well as most tier two and tier three markets.

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                                    - MORE -


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VELOCITA ANNOUNCES RESTRUCTURING                                        PAGE 2

STATEMENTS MADE IN THIS DOCUMENT THAT ARE NOT HISTORICAL FACT ARE CONSIDERED "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THESE INCLUDE, BUT ARE NOT LIMITED TO, STATEMENTS REGARDING THE COMPANY'S PLANS, INTENTIONS AND EXPECTATIONS. SUCH STATEMENTS ARE INHERENTLY SUBJECT TO A VARIETY OF RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE PROJECTED. THESE RISKS INCLUDE THE COMPANY'S ABILITY TO REMAIN IN COMPLIANCE WITH ITS CURRENT DEBT AGREEMENTS AND INDENTURE COVENANTS; OBTAIN ADDITIONAL CAPITAL AND FINANCING; EFFECTIVELY AND EFFICIENTLY MANAGE THE COMPLETION OF ITS FIBER NETWORK; AND SELL OR SWAP DARK FIBER OR LEASE HIGH-VOLUME CAPACITY ON ITS FIBER NETWORK; AND OTHER FACTORS, A FAILURE OF ANY OF WHICH MAY SIGNIFICANTLY DELAY OR PREVENT COMPLETION OF THE COMPANY'S FIBER NETWORK, WHICH WOULD HAVE A MATERIAL ADVERSE EFFECT ON ITS FINANCIAL CONDITION AND RESULTS OF OPERATIONS. A MORE EXTENSIVE DISCUSSION OF THE RISK FACTORS THAT COULD IMPACT THESE AREAS AND THE COMPANY'S OVERALL BUSINESS AND FINANCIAL PERFORMANCE CAN BE FOUND IN THE COMPANY'S REPORTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. GIVEN THESE CONCERNS, INVESTORS AND ANALYSTS SHOULD NOT PLACE UNDUE RELIANCE ON FORWARD-LOOKING STATEMENTS. THE COMPANY DOES NOT UNDERTAKE ANY OBLIGATION TO PUBLICLY RELEASE ANY REVISIONS TO ANY FORWARD-LOOKING STATEMENTS CONTAINED HEREIN TO REFLECT EVENTS AND CIRCUMSTANCES OCCURRING AFTER THE DATE HEREOF OR TO REFLECT THE OCCURRENCE OF UNANTICIPATED EVENTS.

VELOCITA MEDIA/INDUSTRY ANALYST CONTACT:     VELOCITA FINANCIAL ANALYST CONTACT:

Chris Swartz                                 Maureen Crystal
703-564-7342                                 703-564-6414
chris.swartz@velocita.com                    maureen.crystal@velocita.com
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